SCHEDULE 14A INFORMATION
                                   ----------
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                               CNB FINANCIAL CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies.

    ---------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------
(5) Total fee paid:

    ---------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
                           ----------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
                                                 ------------------------------
(3) Filing Party:
                 --------------------------------------------------------------
(4) Date Filed:
               ----------------------------------------------------------------

                               CNB FINANCIAL CORP.
                                24 CHURCH STREET
                           CANAJOHARIE, NEW YORK 13317


               --------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

               --------------------------------------------------

                                                                  April 19, 1999

TO THE SHAREHOLDERS OF CNB FINANCIAL CORP.

     NOTICE IS HEREBY GIVEN that the ANNUAL MEETING OF SHAREHOLDERS of CNB FINANCIAL CORP., the parent company of Central National Bank, Canajoharie, will be held at the FORT RENSSELAER CLUB, Moyer Street, Canajoharie, New York, on May 20, 1999 at 9:30 a.m. for the purpose of considering and voting on the following matters:

               1. The election of two directors for a term of three
                  years and until their successors have been elected.

               2. The transaction of any other business which may be
                  properly brought before the meeting or any adjournment thereof.

     Only those shareholders of record at the close of business on March 31, 1999 shall be entitled to notice of the meeting and to vote at the meeting.

                                    By Order of the Board of Directors,



                                    Holly C. Craver
                                    Secretary





--------------------------------------------------------------------------------

     YOUR VOTE IS IMPORTANT. YOU ARE THEREFORE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON IF YOU WISH.

--------------------------------------------------------------------------------

                               CNB FINANCIAL CORP.
                                24 CHURCH STREET
                           CANAJOHARIE, NEW YORK 13317

                                 PROXY STATEMENT
                FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 20, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CNB Financial Corp. (the "Company"), the holding company for Central National Bank, Canajoharie (the "Bank") and Central Asset Management, Inc., for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on May 20, 1999 and at any and all adjournments thereof, for the purposes stated in the accompanying notice of the Meeting. This Proxy Statement, together with the enclosed proxy, is first being mailed to shareholders on or about April 19, 1999.

     At the Meeting, the shareholders will be asked to vote for the election of directors. One of the directors who serves on the Company's classified Board of Directors will stand for re-election to the Board at the Meeting. In addition, Joseph A. Santangelo, who is currently serving a term to expire in 2000, will stand for election for a term expiring in 2002 in order to provide for an equal number in each class of directors on the Board in accordance with the Company's Bylaws. Finally, voting will be conducted on any other matters which are properly brought before the Meeting.


                            VOTING RIGHTS AND PROXIES

     Shareholders of record at the close of business on March 31, 1999 (the "Record Date") will be entitled to notice of and to vote at the Meeting. On the Record Date, there were 7,584,920 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote, except that in the election of directors, the Common Stock has cumulative voting rights permitting each shareholder to vote the number of shares held multiplied by the number of directors to be elected, distributing his or her votes among as many candidates as he or she may wish. A majority of the outstanding shares of the Company, represented in person or by proxy, shall constitute a quorum at the Meeting.

     The proxy provided with this Proxy Statement grants the proxy agent discretionary authority to exercise the cumulative voting rights of the shareholder if no specific instructions are given by the shareholder. The proxy may be revoked by a later dated proxy or by written notification delivered to Holly C. Craver, Secretary of the Company, at the above address at any time prior to the Meeting. If you attend the Meeting, you may withdraw your proxy and vote by ballot. If not revoked, all properly executed proxies will be voted as directed.

     The solicitation of proxies shall be made through mailings, but proxies may also be solicited by telephone communications and in person by directors, officers, and other regular employees of the Company or of the Bank. The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock.

     The Annual Report of the Company for the fiscal year ended December 31, 1998 is being sent to shareholders with this Proxy Statement. Copies of the Annual Report will be distributed without charge to any shareholder upon written request of such person addressed to Holly C. Craver, Secretary, CNB Financial Corp., 24 Church Street, Canajoharie, New York 13317.

               ITEM 1: ELECTION OF DIRECTORS AND INFORMATION WITH
                       RESPECT TO DIRECTORS AND EXECUTIVE OFFICERS

     The Board of Directors is divided into three classes as nearly equal in number as possible. The members of each class are elected for a term of three years and until their successors are elected and qualified. One class of directors is elected annually. In accordance with the Company's Bylaws, the size of the Board is presently set at seven. Immediately prior to the meeting, Allen
H. Samuels will retire from the Board, and the size of the Board will be reduced to six.

     At the meeting, director David J. Nolan will stand for re-election. In addition, director Joseph A. Santangelo, who is currently serving a term to expire in 2000, will stand for election for a term to expire in 2002 in order to maintain an equal number of directors in each class in accordance with the Company's Bylaws. Each nominee has indicated a willingness to serve as a director. In the event either nominee declines or is unable to serve, it is intended that the proxies will be voted for a successor nominee designated by the Board of Directors.

     The following information is furnished for each candidate nominated to serve as a director and for each director of the Company whose term of office continues after the Meeting. It is the intention of the individuals named as proxies to vote for the election of the following nominees:

                                        NOMINEES FOR DIRECTOR

NOMINEES FOR DIRECTOR (FOR TERMS EXPIRING IN 2002)
                                                                                   NUMBER OF SHARES
                                                                         BANK       OF COMMON STOCK
                                    OCCUPATION DURING PAST             DIRECTOR   BENEFICIALLY OWNED
   NAME AND AGE                           FIVE YEARS                     SINCE     AS OF 3/31/99 (1)
-----------------------   ------------------------------------------   --------   ------------------
David J. Nolan            Chairman of the Board, CEO and President       1981         44,536 (2)
Age 74                    of the Bank until retirement in 1991.

Joseph A. Santangelo      Administrator, Arkell Hall Foundation          1991          6,022 (2)
Age 46


                                       DIRECTORS CONTINUING IN OFFICE

DIRECTORS CONTINUING IN OFFICE (TERMS EXPIRING IN 2000)
                                                                                   NUMBER OF SHARES
                                                                         BANK       OF COMMON STOCK
                                    OCCUPATION DURING PAST             DIRECTOR   BENEFICIALLY OWNED
   NAME AND AGE                           FIVE YEARS                     SINCE     AS OF 3/31/99 (1)
-----------------------   ------------------------------------------   --------   ------------------
VanNess D. Robinson       Chairman of the Board and Executive Vice       1997        751,428 (2)(3)
Age 63                    President, New York Central Mutual Fire
                          Insurance Co.

John P. Woods, Jr.        President, John P. Woods Co., Inc.             1991        453,080 (2)(3)
Age 62                    (Reinsurance Intermediaries)



                                      -2-


DIRECTORS CONTINUING IN OFFICE (TERMS EXPIRING IN 2000)
                                                                                   NUMBER OF SHARES
                                                                         BANK       OF COMMON STOCK
                                    OCCUPATION DURING PAST             DIRECTOR   BENEFICIALLY OWNED
   NAME AND AGE                           FIVE YEARS                     SINCE     AS OF 3/31/99(1)
-----------------------   ------------------------------------------   --------   ------------------
J. Carl Barbic            Retired Dairy Farmer, Former Clerk of          1989          8,679
Age 72                    Schoharie County Board of Supervisors

Donald L. Brass           President and CEO of the Bank since January    1990         81,256 (2)(4)
Age 50                    1992, President of the Bank since January
                          1991, President of the Company since January,
                          1993, Former Executive Vice President of the
                          Bank.

------------
     (1) Includes all shares for which named individuals possessed sole or shared voting or investment powers, including shares held by, in the name of, or in trust for, spouse and dependent children of the named individual and other relatives living in the same household even if beneficial ownership has been disclaimed by the named individual.

     (2) The listed amounts include shares for which certain directors are deemed to be beneficial owners but for which they are not the sole beneficial owner as follows: Mr. Nolan holds 29,805 shares jointly with his wife; the amount disclosed for Mr. Robinson includes 750,728 shares held by New York Central Mutual Fire Insurance Company for which Mr. Robinson serves as Chairman and Executive Vice President; Mr. Santangelo holds 4,323 shares jointly with his wife and 284 shares jointly with his children; Mr. Woods holds 153,912 shares jointly with his wife and the amount disclosed for Mr. Woods also includes 295,274 shares held by companies in which Mr. Woods owns a controlling interest; and Mr. Brass holds 1,000 shares jointly with his wife.

     (3) The percentage of Common Stock beneficially owned by each director is less than 1%, except with respect to Mr. Woods whose percentage ownership is 6.0%, Mr. Robinson whose percentage ownership is 9.9%, and Mr. Brass whose percentage ownership is 1.1%.

     (4) Includes 39,256 shares that Mr. Brass has the right to acquire through the exercise of stock options issued by the Company. These shares are included in the total number of shares outstanding for the purpose of calculating Mr. Brass's percentage ownership, but not for the purpose of calculating the percentage ownership of other individuals listed in the table.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Each director of the Company also serves as a director of the Bank. The Company and Bank Boards each meet regularly on a monthly basis. The Board of Directors of the Company held 13 meetings, and the Board of Directors of the Bank held 13 meetings, during 1998. No incumbent director attended less than 75% of the aggregate number of meetings of the Board of Directors and meetings held by all committees of the Board on which such director served during 1998.

     Among its standing committees, the Board of the Company has an Executive Committee, an Examining/Audit Committee, and a Personnel Committee. The President acts as ex-officio member of all committees except the Examining/Audit Committee. The full Board nominates individuals for election to the Board. The Board will consider written recommendations from shareholders for nominees to be elected to the Board of Directors that are sent to the Secretary of the Company at the Company's address.

     Section 202 of the Company's Bylaws provides that nominations for directors, except those made by the Board, must be submitted in writing to the Secretary of the Company not less than fourteen (14) or more than fifty (50) days prior to the annual meeting setting forth the name, address and principal occupation of the proposed nominee and the number of shares which will be voted for the proposed nominee, as well as the name and address of, and the number of shares owned by, the notifying shareholder. In the event that less than twenty-one (21) days notice of the meeting is given to shareholders, such nominations may be submitted to the Secretary of the Company not later than seven (7) days following the date of the mailing of the notice of the meeting. If any nomination is properly and timely made by a shareholder in accordance with Section 202 of the Company's Bylaws, ballots will be provided for use by shareholders at the annual meeting bearing the name of such nominee or nominees.

     The Examining/Audit Committee, currently composed of Directors Allen H. Samuels, J. Carl Barbic and VanNess D. Robinson, reviews the Bank's internal control and internal audit procedures and coordinates the audit of the Company's consolidated financial statements conducted by KPMG LLP. Status reports were reviewed by the Committee Chairman periodically at regular Board Meetings. The Examining/Audit Committee met four (4) times in 1998.

     The Personnel Committee, currently composed of Directors John P. Woods, Jr., Allen H. Samuels and J. Carl Barbic, reviews and makes recommendations to the Board concerning compensation levels, adjustments and employee benefits. The Personnel Committee met nine (9) times in 1998.

     Directors, other than those employed by the Bank in other capacities, receive a fee of $400 per month, plus $400 per meeting of the Board and $250 per committee meeting attended. Committee Chairs receive an additional fee of $100 for each committee meeting chaired. Directors who are also officers of the Company or Bank receive no compensation for attendance at Board or committee meetings.

CERTAIN TRANSACTIONS

     During 1998 the Bank had, and expects in the future to have, various transactions including loans with directors and officers of the Company, the Bank and their associates in the ordinary course of business. All such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons and do not involve more than normal risk of collectibility or present other unfavorable features.

                        PRINCIPAL HOLDERS OF COMMON STOCK

     The following table sets forth as of the Record Date the ownership of Common Stock by any person who is known to the Company to be the beneficial owner of more than five percent of Common Stock and by all directors and executive officers of the Company as a group.


                                                    AMOUNT AND
                  NAME AND                           NATURE OF
                 ADDRESS OF                    BENEFICIAL OWNERSHIP    PERCENT
              BENEFICIAL OWNER                     AS OF 3/31/99      OF CLASS
  ------------------------------------------   --------------------   --------
  John P. Woods, Jr.                                 453,080 (1)        6.0%
  Canajoharie, NY 13317

  New York Central Mutual                            751,428 (2)        9.9%
    Fire Insurance Company
  Edmeston, NY 13335

  Number of shares of Common Stock beneficially    1,414,211 (3)       18.5%
  owned by all directors and executive officers as a group (8 persons)

----------
     (1) Includes 153,912 shares held jointly with his wife, 20,656 shares held by the Woods Corporation, and 274,618 shares held by John P. Woods Co. Inc. Mr. Woods holds a controlling interest in both the Woods Corporation and John P. Woods Co. Inc.

     (2) Includes 700 shares held by VanNess D. Robinson, a director of the Company, who also serves as Chairman of the Board and Executive Vice President of New York Central Mutual Fire Insurance Company.

     (3) Includes 63,256 shares that executive officers have the right to acquire through the exercise of stock options issued by the Company. These shares are included in the total number of shares outstanding for the purpose of calculating the percentage ownership of the group as a whole, but not for the purpose of calculating the percentage ownership of the other beneficial owners listed in the table.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning compensation paid by the Bank to the chief executive officer and other most highly compensated executive officers whose annual salary and bonus exceeded $100,000 during 1998.

                                  SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM
                                                                  COMPENSATION
                                                                     AWARDS
                                               ANNUAL             ------------
                                           COMPENSATION (1)        SECURITIES     ALL OTHER
          NAME AND                    -------------------------    UNDERLYING     COMPENSATION
     PRINCIPAL POSITION        YEAR   SALARY ($)   BONUS ($)(2)     OPTIONS (#)      ($) (3)
----------------------------   ----   ----------   ------------   ------------   ------------
Donald L. Brass                1998    $217,300      $146,847        10,000        $ 3,000
President and CEO              1997     217,300        89,462             0         15,478
                               1996     205,000        96,863        22,500         14,300

Peter J. Corso                 1998     135,000        61,592         7,500          3,000
Executive Vice President
   and CFO                     1997     120,000        40,056             0          9,822
                               1996     107,000        40,596        12,000          8,582

----------
     (1) Includes compensation for which payment was deferred pursuant to non-qualified deferred compensation plans until such time that the executive retires or leaves the employment of the Company.

     (2) The amounts in this column for 1998 reflect awards made under the Company's Pay-for-Performance Incentive Plan, as well as a one-time $45,650 performance bonus to Mr. Brass in lieu of a base salary increase.

     (3) For 1998, consists of amounts contributed by the Company to a 401(k) Profit Sharing Plan pursuant to a formula which applies uniformly to all employees, in the amount of $3,000 for Mr. Brass and $3,000 for Mr. Corso.


                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides further information on grants of stock options in fiscal year 1998 to the named executives.


                                                                          POTENTIAL REALIZABLE VALUE
                                 % OF TOTAL                               AT ASSUMED ANNUAL RATES OF
                                  OPTIONS                                  STOCK PRICE APPRECIATION
                                 GRANTED TO    EXERCISE OR                     FOR OPTION TERM
                    OPTIONS     EMPLOYEES IN   BASE PRICE    EXPIRATION   --------------------------
NAME              GRANTED (#)    FISCAL YEAR      ($/SH)        DATE            5%           10%
---------------   -----------   ------------   -----------   ----------   ------------  ------------
Donald L. Brass      10,000         16.1%        $16.25       10/19/08      $102,200      $259,000

Peter J. Corso        7,500         12.1%         16.25       10/19/08        76,650       194,250


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table provides information for the named executive officers, with respect to (i) stock options exercised in fiscal year 1998, (ii) the number of stock options held at the end of fiscal year 1998, and (iii) the value of in-the-money stock options at the end of fiscal year 1998.

                                                   NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                    SHARES                        OPTIONS AT 12/31/98 (#)            AT 12/31/98($)
                  ACQUIRED ON       VALUE       ---------------------------   ---------------------------
      NAME        EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------   ------------   ------------   -----------   -------------   -----------   -------------
Donald L. Brass      1,244         $19,378         31,756         17,500        $402,569       $113,915

Peter J. Corso           0               0         20,000         11,500         256,160         68,475



BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Personnel Committee makes recommendations to the Board regarding the compensation level for the Bank's executive officers. The Committee reviews salary surveys of the banking industry for similar banks based on asset size and geographic area. This information is used together with other factors including experience, internal salary structure, performance, and ability to improve the profitability, growth, and value of the Company, in determining compensation levels. Mr. Brass' compensation and the compensation of other executive officers for the last fiscal year was determined by the Committee, in its discretion, based upon the foregoing factors and criteria. The Committee reviews the compensation levels of executive officers on an annual basis and makes its determinations, in its discretion, on the basis of the foregoing factors and criteria.

     In addition to the foregoing, the Company has adopted a Pay-for-Performance Incentive Plan, in which all employees are eligible to participate. The Incentive Plan is designed to promote a superior level of performance relative to the Bank's competition in its market area by providing participating employees with rewards for meeting and exceeding performance goals on a company-wide basis, as well as by providing recognition of departmental and individual achievements. Award levels, which generally amount to a percentage of salary, have been established for different organizational levels within the Company. The payment and level of cash awards under the Incentive Plan is determined by performance relative to targeted net income, asset growth, return on equity and efficiency ratio for the Company; departmental goals; and/or individual performance goals. For Mr. Brass, 85% of his award opportunity reflects the Company's performance relative to its financial targets, while 15% reflects performance relative to individual goals. For Mr. Corso, 50% of his award opportunity reflects the Company's performance relative to the financial targets, 25% reflects performance relative to departmental targets, and 25% reflects performance relative to individual goals. In October 1998 and February 1999, the Board of Directors approved the payment of incentive awards for 1998, which are included in the "Bonus" column of the Summary Compensation Table on page 6.

     The members of the Personnel Committee are:

                               John P. Woods, Jr.
                                Allen H. Samuels
                                 J. Carl Barbic

PENSION PLAN

     The Bank has in effect a Pension Plan which conforms to the requirements of the Employee Retirement Income Security Act of 1974 (as amended), provides for full vesting upon five years of participation, and contains provisions which permit early retirement within ten years prior to normal retirement date for participants with at least ten years of credited service. The Plan requires no contribution from participants, covers all eligible employees, provides for normal retirement at age 65, and is qualified under Section 401(a) of the Internal Revenue Code. There were 224 participants in the Plan in 1998. Normal retirement benefits are based on the greater of (i) 40% of average earnings for the highest 36 consecutive months, reduced proportionately for less than 20 years of service, or (ii) a minimum of $50 per month after 10 years of service. The following table sets forth the estimated annual benefits payable on retirement at age 65 by a participating employee assuming earnings as shown. For 1998, the Internal Revenue Code limits the total compensation that may be taken into account in calculating benefits to $160,000. The estimated retirement benefits in the table below are based on the assumption that the persons in the Plan will continue in employment until age 65 at 1995 salaries. Messrs. Brass and Corso have credited years of service of 9 and 12, respectively, under the plan.

                               PENSION PLAN TABLE

                                      YEARS OF SERVICE
                --------------------------------------------------------------
REMUNERATION     15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS
------------    ----------   ----------   ----------   ----------   ----------
  $ 20,000         $ 6,000      $ 8,000      $ 8,000      $ 8,000      $ 8,000
  $ 30,000         $ 9,000      $12,000      $12,000      $12,000      $12,000
  $ 40,000         $12,000      $16,000      $16,000      $16,000      $16,000
  $ 50,000         $15,000      $20,000      $20,000      $20,000      $20,000
  $ 60,000         $18,000      $24,000      $24,000      $24,000      $24,000
  $ 80,000         $24,000      $32,000      $32,000      $32,000      $32,000
  $100,000         $30,000      $40,000      $40,000      $40,000      $40,000
  $125,000         $37,500      $50,000      $50,000      $50,000      $50,000
  $150,000         $45,000      $60,000      $60,000      $60,000      $60,000
  $160,000         $48,000      $64,000      $64,000      $64,000      $64,000


EXECUTIVE AGREEMENTS

     Messrs. Brass and Corso have Senior Executive Severance Agreements with the Bank and the Company which provide that in the event of a termination of the executive's employment within 24 months after a Change of Control, the Company shall be obligated to pay the executive 2.99 times his annualized base salary (exclusive of bonus payments) in effect immediately prior to the date of termination, as compensation for services rendered to the Company and as consideration for the covenant not to compete contained in the Agreement. Payments to executives under these agreements are payable in eight equal quarterly installments without interest. Under these agreements, a Change of Control shall be deemed to have occurred if (i) any person or group becomes the beneficial owner of 50% or more of the Company's outstanding securities, (ii) as a result of a tender offer, merger, business combination or contested election, the persons who were directors of the Company cease to constitute a majority of the Board, (iii) the Company or Bank is merged with another entity in a transaction in which less than 50% of the voting securities of the resulting entity are held by the former shareholders of the Company, (iv) a tender offer or exchange offer is made for more than 50% of the Company's outstanding securities, or (v) the Company transfers substantially all of its assets to another corporation. Under the Agreements, a termination of an executive's employment is deemed to have occurred if (i) the executive is terminated by the Company for reasons other than cause, death or disability, or (ii) the executive resigns following a reasonable determination that there has been a significant change in the nature of the executive's authority, a reduction in the executive's total compensation and benefits, a change in location where the executive is required to perform services, or that there is a change in circumstances significantly affecting his position such that he is unable to exercise the authority, powers, functions or duties of his position. Any such determination shall be made by affirmative vote of at least 50% of the individuals who are members of the Board of Directors of both the Company and any successor entity by which the executive is employed immediately prior to the executive's resignation, or, if there is no such individual, by the executive in his or her discretion.

     Messrs. Brass and Corso have Executive Salary Continuation Agreements with the Bank which provide for a supplemental retirement benefit designed to provide the executive with total retirement income benefits which will equal at least 65% of the executive's projected total annual compensation at the time of the executive's retirement. The executive's projected total annual compensation at retirement is calculated by assuming a 5% annual increase in current salary amounts until the executive reaches age 65. The supplemental retirement benefit shall be paid to the executive or his beneficiary in monthly installments for a period of fifteen years commencing at age 65. In the event the executive dies prior to age 65, the executive's beneficiary shall receive a death benefit equal to the supplemental retirement benefit payable over fifteen years beginning at the time of death. The benefits under the Agreements fully vest after the executive has been employed by the Bank for five years and partially vest prior thereto, although benefits are subject to forfeiture if the executive engages in competition with the Bank. The benefits under the Agreements are funded by life insurance policies covering the executives which are owned by the Bank and which name the Bank as the sole beneficiary under the policies. If all the assumptions concerning mortality, dividends and salary are met, the proceeds of the policies will cover the Bank's cost of the Agreements.

STOCK PERFORMANCE GRAPH

     The following graph compares cumulative total shareholder returns on the Company's stock over the last five fiscal years to the Nasdaq Index and a peer group of banks in upstate New York. Total return values were calculated assuming $100 investment on December 31, 1993 and reinvestment of dividends.

                        COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                Among CNB Financial Corp., NASDAQ Stock Market (US Companies) &
                                  Self-Determined Peer Group*

                                Period Ending December 31, 1998


                              1993        1994        1995        1996        1997        1998
                           ----------  ----------  ----------  ----------  ----------  ----------
     Nasdaq                  100.00       97.8       138.3       170.0       208.6       293.2
     Peer Group*             100.00      110.6       145.7       192.5       301.6       367.5
     CNB Financial Corp.     100.00      160.6       257.7       253.8       401.1       558.1


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's principal accounting firm during 1998 was KPMG LLP. The accounting firm is selected upon recommendation of the Examining/Audit Committee and approval of the Board of Directors. The Company expects to continue its engagement of KPMG LLP and expects that representatives of the accounting firm will be present at the Meeting. KPMG LLP will have the opportunity to make a statement and to be available to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS

     If any shareholder wishes a proposal to be considered for inclusion in the Company's 2000 Proxy Statement, it must be received by the Secretary of the Company at 24 Church Street, Canajoharie, New York 13317 no later than December 21, 1999. Any shareholder proposals must be timely submitted and meet the other requirements established by the Securities and Exchange Commission in order to be considered for inclusion in the Company's Proxy Statement and proxy relating to the 2000 Annual Meeting.


                          ANNUAL REPORT TO SHAREHOLDERS

     A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1998 accompanies this Proxy Statement. The Annual Report includes a general description of the business of the Company, management's discussion and analysis of financial condition and results of operations, and the Company's consolidated financial statements, with the accountants' report thereon.


                                  OTHER MATTERS

     The Board of Directors of the Company is not aware of any other matters that may come before the Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Meeting.

Dated:  April 19, 1999

                                                         Holly C. Craver
                                                            Secretary

                        PROXY FOR 1999 ANNUAL MEETING OF
                               CNB FINANCIAL CORP.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned Shareholder of CNB FINANCIAL CORP. (the "Company") hereby appoints VanNess D. Robinson and J. Carl Barbic, or either of them, my lawful proxy with full power of substitution to vote on a cumulative basis all the Common Stock of the Company held of record by me on March 31, 1999 as designated below at the ANNUAL MEETING of SHAREHOLDERS to be held on May 20, 1999 at 9:30 a.m. or at any adjournment thereof:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

   ITEM 1. Election of Directors:

   [ ] FOR both nominees listed (except      [ ] WITHHOLD AUTHORITY to vote for
       as marked to the contrary below)          both nominees listed

                     David J. Nolan and Joseph A. Santangelo

Instruction:  To withhold authority to vote for any individual nominee or give instructions for cumulative voting, strike that nominee's name and note your voting instructions.

     In their discretion, the Proxies are authorized to vote on any other business that may properly come before the Annual Meeting or any adjournment thereof.

                 (continued, and to be signed, on reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THE SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY WILL BE VOTED "FOR" ITEM 1.


Date:_______________, 1999      Signature:____________________________

                                Print Name:___________________________


                                Signature:____________________________

                                Print Name:___________________________


When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. (ALL JOINT OWNERS MUST SIGN.)